                                                        EXHIBIT 99


KEYCORP                                                         [KEYCORP LOGO]
NEWS             127 Public Square, Cleveland, Ohio 44114



MEDIA CONTACTS:                          ANALYST CONTACTS:
Bill Murschel      (216) 689-0457        Jay S. Gould        (216) 689-4721
W. John Fuller     (216) 689-8140        Vernon L. Patterson (216) 689-0520


FOR IMMEDIATE RELEASE

                  KEYCORP REPORTS SECOND QUARTER 1995 EARNINGS
                  --------------------------------------------

         CLEVELAND, July 20, 1995 -- KeyCorp (NYSE: KEY) today reported earnings of $199 million, or $0.83 per common share, for the 1995 second quarter. This compares with operating earnings of $189 million, or $0.77 per common share, for the 1995 first quarter. Total earnings per common share for the first quarter were $0.86, including $0.09 of nonrecurring items and tax benefits.

         "Second quarter earnings were solid and marked the return of earnings growth momentum," said Victor J. Riley, Jr., KeyCorp chairman and chief executive officer. "Adjusting for the first quarter's nonrecurring items and tax benefits, second quarter 1995 earnings per common share were up $0.06, or 8 percent, from $0.77 in the first quarter. Second quarter results were positively impacted by continued strong loan growth, a higher net interest margin, increased fee income, and excellent asset quality."

         Riley continued, "During the second quarter, we also made a number of significant management announcements to position us for the future. We believe that we have an excellent management team that will maintain KeyCorp's position as a leader in the financial services industry. I was personally pleased to announce that Robert W. Gillespie will assume the role of chief executive officer, effective September 1, 1995."
                                     -more-

KEYCORP EARNINGS
JULY 20, 1995
PAGE 2


         "During the quarter, we made progress on several strategic initiatives," said Robert W. Gillespie, KeyCorp president. "These included the creation of a new operating platform for our national consumer finance business and the implementation of the initial phase of reconfiguring the branch delivery system in two of our markets. We also announced the appointment of the executives who will be responsible for managing our four banking regions."

         James W. Wert, KeyCorp senior executive vice president and chief financial officer, said, "Several important activities were undertaken to enhance shareholder value. During the second quarter, KeyCorp repurchased 11.7 million shares of its common stock for several previously announced purposes, the most significant being the anticipated closing of the AutoFinance Group, Inc. acquisition by early October. Also, the corporation initiated its first securitization of auto loans in the amount of $299 million, which will close in July. In addition, approximately $500 million of seasoned 15 and 30 year residential mortgage loans were sold and will settle in July. Neither of these transactions impacted second quarter earnings. These loan sales and securitizations, involving lower spread assets, will have the effect of improving loan spreads and increasing capital flexibility in future periods."

         Net interest income in the second quarter totaled $666 million, compared with $644 million in the first quarter. The improvement from the prior quarter resulted from a 4 percent annualized increase in average earning assets and an increase in the net interest margin from 4.38 percent to 4.49 percent. The increase in the net interest margin over the first quarter was mainly due to wider loan spreads, as well as some benefits from prior period adjustments. All in all, the margin was somewhat above our expectations.

         Average loans, excluding acquisitions, were up $712 million, or 6 percent on an annualized basis, compared with the first quarter. Loan growth was led by the commercial sector, where annualized growth exceeded 10 percent for the third consecutive quarter.
                                     -more-

KEYCORP EARNINGS
JULY 20, 1995
PAGE 3





         Noninterest income in the 1995 second quarter totaled $223 million, compared with $171 million in the first quarter. Excluding net securities transactions and special asset management fees, core noninterest income increased by $5 million, or 3 percent, compared to the 1995 first quarter, despite a $10 million reduction in mortgage banking income resulting from the first quarter sale of KeyCorp's mortgage servicing business. Service charges, credit card fees and trust income all posted healthy increases over the prior quarter, with the latter impacted by the acquisition of the investment management firm of Spears, Benzak, Salomon & Farrell in April.

         Noninterest expense in the 1995 second quarter totaled $569 million, compared with $561 million in the first quarter. During the second quarter, additional expenses resulting from acquisitions completed during the previous quarter were largely offset by cost savings realized in connection with the sale of the mortgage servicing business. The second quarter also included approximately $7 million of expenses related to the implementation of several strategic initiatives previously announced.

         Asset quality measures remained strong. Nonperforming assets were essentially unchanged from the prior quarter at 0.76 percent of loans plus other real estate owned and other nonperforming assets. Net loan charge-offs in the second quarter remained historically low at $20 million, or 0.17 percent of average loans. The provision for loan losses for the 1995 second quarter was $20 million, covering the quarter's net loan charge-offs. At the end of the second quarter, nonperforming loan and nonperforming asset coverage ratios were 279 percent and 237 percent, respectively.

         At June 30, 1995, KeyCorp's assets totaled $67.5 billion and shareholders' equity totaled $4.7 billion. The Tier 1 Capital ratio was estimated at 7.42 percent and the Total Capital ratio was estimated at 10.77 percent.

                                     # # #

KEYCORP REPORTS SECOND QUARTER 1995 EARNINGS
JULY 20, 1995
PAGE 4

                                                       FINANCIAL HIGHLIGHTS
                                          (dollars in millions, except per share amounts)


                                                                                     Three months ended
                                                                       ----------------------------------------------
                                                                          6-30-95          3-31-95         6-30-94
                                                                       -------------    -------------   -------------
SUMMARY OF OPERATIONS
    Net interest income (TE)                                                 $681.3          $658.8         $695.1
    Provision for loan losses                                                  20.3            18.5           35.0
    Noninterest income                                                        222.9           171.0          227.4
    Noninterest expense                                                       568.6           560.8          538.7
    Income before extraordinary item                                          199.0           173.9          221.8
    Net income                                                                199.0           209.7          221.8

PER COMMON SHARE
    Income before extraordinary item                                          $0.83           $0.71          $0.89
    Net income                                                                 0.83            0.86           0.89
    Cash dividends                                                             0.36            0.36           0.32
    Book value at period-end                                                  19.71           19.57          18.17
    Market price at period-end                                                31.38           28.25          31.88

AT PERIOD-END
    Full-time equivalent employees                                           29,233          30,370         29,810
    Full-service banking offices                                              1,308           1,314          1,275

PERFORMANCE RATIOS
    Return on average total assets                                             1.19 %          1.28 %         1.43 %
    Return on average common equity                                           16.86           18.26          19.77
    Return on average total equity                                            16.63           17.99          19.43
    Efficiency (1)                                                            63.05           64.12          58.43
    Overhead (2)                                                              51.10           52.36          44.87
    Net interest margin                                                        4.49            4.38           4.92

CAPITAL RATIOS AT PERIOD-END
    Equity to assets                                                           6.93 %          7.12 %         7.26 %
    Tangible equity to tangible assets                                         5.75            6.02           6.42
    Tier 1 risk-adjusted capital (3)                                           7.42            7.96           8.77
    Total risk-adjusted capital (3)                                           10.77           11.05          12.03
    Leverage (3)                                                               5.91            6.24           6.76


(1)     Calculated as noninterest expense divided by taxable-equivalent net interest income plus noninterest income (excluding net securities transactions).

(2)     Calculated as noninterest expense less noninterest income (excluding net securities transactions) divided by taxable-equivalent net interest income.

(3)     6-30-95 ratio is estimated.

TE = Taxable equivalent

KEYCORP REPORTS SECOND QUARTER 1995 EARNINGS
JULY 20, 1995
PAGE 5
                                                       FINANCIAL HIGHLIGHTS
                                          (dollars in millions, except per share amounts)


                                                                                      Three months ended
                                                                          ----------------------------------------------
                                                                             6-30-95          3-31-95         6-30-94
                                                                          -------------    -------------   -------------
ASSET QUALITY
    Net loan charge-offs                                                        $20.0           $17.3          $31.2
    Net loan charge-offs to average loans                                        0.17 %          0.15 %         0.30 %
    Allowance for loan losses                                                  $867.5          $867.1         $816.4
    Allowance for loan losses to
        period-end loans                                                         1.80 %          1.81 %         1.89 %
    Allowance for loan losses to
        nonperforming loans                                                    278.88          285.51         264.21
    Nonperforming loans at period-end                                          $311.1          $303.7         $309.0
    Nonperforming assets at period-end                                          366.3           362.5          431.9
    Nonperforming loans to period-end loans                                      0.65 %          0.63 %         0.72 %
    Nonperforming assets to period-end loans plus
        OREO and other nonperforming assets                                      0.76            0.75           1.00


                                                                                               Six months ended
                                                                                           -----------------------------
                                                                                             6-30-95         6-30-94
                                                                                           -------------   -------------
SUMMARY OF OPERATIONS
    Net interest income (TE)                                                                 $1,340.1       $1,377.8
    Provision for loan losses                                                                    38.8           71.8
    Noninterest income                                                                          393.9          454.0
    Noninterest expense                                                                       1,129.4        1,081.5
    Income before extraordinary item                                                            372.9          430.4
    Net income                                                                                  408.7          430.4

PER COMMON SHARE
    Income before extraordinary item                                                            $1.54          $1.74
    Net income                                                                                   1.69           1.74
    Cash dividends                                                                               0.72           0.64

PERFORMANCE RATIOS
    Return on average total assets                                                               1.24 %         1.42 %
    Return on average common equity                                                             17.55          19.49
    Return on average total equity                                                              17.30          19.16
    Efficiency (1)                                                                              63.58          59.27
    Overhead (2)                                                                                51.72          46.05
    Net interest margin                                                                          4.44           4.97

ASSET QUALITY
    Net loan charge-offs                                                                        $37.3          $62.5
    Net loan charge-offs to average loans                                                        0.16 %         0.30 %

KEYCORP REPORTS SECOND QUARTER 1995 EARNINGS
JULY 20, 1995
PAGE 6
                                                    CONSOLIDATED BALANCE SHEETS
                                                       (dollars in millions)


ASSETS                                                                 6-30-95          3-31-95         6-30-94
                                                                    -------------    -------------   -------------
    Loans                                                              $48,093.2       $48,020.8      $43,157.6
    Mortgage loans held for sale                                           698.3           164.6          529.6
    Investment securities                                                9,918.4        10,395.5        9,311.6
    Securities available for sale                                        1,436.5         1,534.2        4,169.7
    Short-term investments                                                 799.3         1,052.0          178.5
                                                                    -------------    -------------   -------------
        Total earning assets                                            60,945.7        61,167.1       57,347.0
    Allowance for loan losses                                             (867.5)         (867.1)        (816.4)
    Cash and due from banks                                              3,197.0         3,303.2        3,132.9
    Premises and equipment                                               1,017.8         1,016.4          933.3
    Other real estate owned                                                 50.2            54.1          118.0
    Goodwill                                                               660.5           598.0          372.0
    Other intangible assets                                                180.5           196.7          194.7
    Other assets                                                         2,297.0         2,240.6        2,078.2
                                                                    -------------    -------------   -------------
        TOTAL ASSETS                                                   $67,481.2       $67,709.0      $63,359.7
                                                                    =============    =============   =============



LIABILITIES
    Deposits in domestic offices:
        Noninterest-bearing                                             $8,603.9        $8,300.3       $8,414.2
        Interest-bearing                                                37,738.0        37,792.8       35,787.8
    Deposits in foreign offices-interest-bearing                         2,330.3         2,719.2        3,594.2
                                                                    -------------    -------------   -------------
        Total deposits                                                  48,672.2        48,812.3       47,796.2
    Federal funds purchased and securities
       sold under repurchase agreements                                  4,793.9         4,980.8        5,509.7
    Other short-term borrowings                                          4,067.4         3,927.3        2,326.4
    Other liabilities                                                    1,253.7         1,445.9        1,013.1
    Long-term debt                                                       4,019.6         3,725.2        2,123.6
                                                                    -------------    -------------   -------------
        TOTAL LIABILITIES                                               62,806.8        62,891.5       58,769.0

SHAREHOLDERS' EQUITY
    Preferred stock                                                        160.0           160.0          160.0
    Common equity                                                        4,514.4         4,657.5        4,430.7
                                                                    -------------    -------------   -------------
        TOTAL SHAREHOLDERS' EQUITY                                       4,674.4         4,817.5        4,590.7


        TOTAL LIABILITIES AND                                       -------------    -------------   -------------
           SHAREHOLDERS' EQUITY                                        $67,481.2       $67,709.0      $63,359.7
                                                                    =============    =============   =============

Common Shares outstanding (000)                                          229,032         238,188        244,246

KEYCORP REPORTS SECOND QUARTER 1995 EARNINGS
JULY 20, 1995
PAGE 7

                                                 CONSOLIDATED STATEMENTS OF INCOME
                                          (dollars in millions, except per share amounts)

                                                                  THREE MONTHS ENDED
                                                      -------------------------------------------
                                                         6-30-95         3-31-95        6-30-94
                                                      -------------  -------------  -------------
INTEREST INCOME                                           $1,298.8        $1,245.4       $1,102.6

INTEREST EXPENSE                                             632.5           601.6          422.3

                                                      -------------  -------------  -------------
NET INTEREST INCOME                                          666.3           643.8          680.3
Provision for loan losses                                     20.3            18.5           35.0
                                                      -------------  -------------  -------------

                                                             646.0           625.3          645.3

NONINTEREST INCOME
    Service charges on deposit accounts                       70.1            65.7           68.4
    Trust and asset management income                         59.5            52.7           55.6
    Mortgage banking income                                    7.5            17.7           22.6
    Credit card fees                                          20.6            16.7           18.9
    Insurance and brokerage income                            14.6            12.7           15.4
    Special asset management fees                              1.9             2.7            6.8
    Net securities gains (losses)                              2.5           (44.9)           0.6
    Other income                                              46.2            47.7           39.1
                                                      -------------  -------------  -------------
        Total noninterest income                             222.9           171.0          227.4

NONINTEREST EXPENSE
    Personnel                                                270.6           279.9          264.3
    Net occupancy                                             51.9            54.2           53.2
    Equipment                                                 39.2            39.9           39.6
    FDIC insurance assessments                                25.9            25.5           24.8
    Amortization of intangibles                               19.6            16.5           13.8
    Professional fees                                         17.8            12.6           11.5
    Other expense                                            143.6           132.2          131.5
                                                      -------------  -------------  -------------
        Total noninterest expense                            568.6           560.8          538.7
                                                      -------------  -------------  -------------
INCOME BEFORE INCOME TAXES AND
    EXTRAORDINARY ITEM                                       300.3           235.5          334.0
    Income taxes                                             101.3            61.6          112.2
                                                      -------------  -------------  -------------
INCOME BEFORE EXTRAORDINARY ITEM                             199.0           173.9          221.8
    Extraordinary net gain from the
       sales of subsidiaries, net of
       income taxes of $25.3                                  ---             35.8           ---
                                                      -------------  -------------  -------------
NET INCOME                                                  $199.0          $209.7         $221.8
                                                      =============  =============  =============

Net income applicable to Common Shares                      $195.0          $205.7         $217.8
Per Common Share
    Income before extraordinary item                          0.83            0.71           0.89
    Net income                                                0.83            0.86           0.89

Wtd. avg. Common Shares outstanding (000)                  235,329         239,999        244,823
Taxable-equivalent adjustment                                $15.0           $15.0          $14.8

KEYCORP REPORTS SECOND QUARTER 1995 EARNINGS
JULY 20, 1995
PAGE 8

                                                 CONSOLIDATED STATEMENTS OF INCOME
                                          (dollars in millions, except per share amounts)

                                                                                          Six months ended
                                                                                    -----------------------------
                                                                                       6-30-95         6-30-94
                                                                                    -------------   -------------
INTEREST INCOME                                                                          $2,544.2       $2,147.6

INTEREST EXPENSE                                                                          1,234.1          799.2

                                                                                    -------------   -------------
NET INTEREST INCOME                                                                       1,310.1        1,348.4
Provision for loan losses                                                                    38.8           71.8
                                                                                    -------------   -------------

                                                                                          1,271.3        1,276.6

NONINTEREST INCOME
    Service charges on deposit accounts                                                     135.8          130.7
    Trust and asset management income                                                       112.2          112.6
    Mortgage banking income                                                                  25.2           47.4
    Credit card fees                                                                         37.3           35.6
    Insurance and brokerage income                                                           27.3           31.4
    Special asset management fees                                                             4.6            9.0
    Net securities gains (losses)                                                           (42.4)           7.0
    Other income                                                                             93.9           80.3
                                                                                    -------------   -------------
        Total noninterest income                                                            393.9          454.0

NONINTEREST EXPENSE
    Personnel                                                                               550.5          534.8
    Net occupancy                                                                           106.1          108.7
    Equipment                                                                                79.1           79.5
    FDIC insurance assessments                                                               51.4           48.8
    Amortization of intangibles                                                              36.1           26.5
    Professional fees                                                                        30.4           24.0
    Other expense                                                                           275.8          259.2
                                                                                    -------------   -------------
        Total noninterest expense                                                         1,129.4        1,081.5
                                                                                    -------------   -------------
INCOME BEFORE INCOME TAXES AND
    EXTRAORDINARY ITEM                                                                      535.8          649.1
    Income taxes                                                                            162.9          218.7
                                                                                    -------------   -------------
INCOME BEFORE EXTRAORDINARY ITEM                                                            372.9          430.4
    Extraordinary net gain from the
       sales of subsidiaries, net of
       income taxes of $25.3                                                                 35.8           ---
                                                                                    -------------   -------------
NET INCOME                                                                                 $408.7         $430.4
                                                                                    =============   =============

Net income applicable to Common Shares                                                     $400.7         $422.4
Per Common Share
    Income before extraordinary item                                                         1.54           1.74
    Net income                                                                               1.69           1.74

Wtd. avg. Common Shares outstanding (000)                                                 237,651        243,383
Taxable-equivalent adjustment                                                               $30.0          $29.4

KEYCORP REPORTS SECOND QUARTER 1995 EARNINGS
JULY 20, 1995
PAGE 9

                                           CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS
                                                           (in millions)

                                                                           THREE MONTHS ENDED
                                                               --------------------------------------------
ASSETS                                                            6-30-95         3-31-95        6-30-94
                                                               -------------   -------------  -------------
    Loans                                                        $48,305.4       $46,888.0      $42,092.2
    Mortgage loans held for sale                                     194.5           243.0          866.1
    Investment securities                                         10,138.1        10,231.2        9,189.1
    Securities available for sale                                  1,423.5         1,623.0        4,297.7
    Short-term investments                                           727.6         1,272.2           91.8
                                                               -------------   -------------  -------------
        Total earning assets                                      60,789.1        60,257.4       56,536.9
    Allowance for loan losses                                       (869.1)         (853.4)        (819.6)
    Other assets                                                   7,030.2         7,054.9        6,441.9
                                                               -------------   -------------  -------------
        TOTAL ASSETS                                             $66,950.2       $66,458.9      $62,159.2
                                                               =============   =============  =============


LIABILITIES
    Deposits in domestic offices:
        Noninterest-bearing                                       $8,007.2        $7,955.9       $8,055.1
        Interest-bearing                                          37,585.3        36,775.8       35,903.6
    Deposits in foreign offices-interest-bearing                   2,520.4         3,321.2        2,993.7
                                                               -------------   -------------  -------------
        Total deposits                                            48,112.9        48,052.9       46,952.4
    Federal funds purchased and securities
       sold under repurchase agreements                            5,036.8         5,502.6        6,240.0
    Other short-term borrowings                                    3,686.4         3,298.9        1,363.0
    Other liabilities                                              1,441.6         1,263.8        1,006.0
    Long-term debt                                                 3,874.9         3,612.9        2,020.0
                                                               -------------   -------------  -------------
        TOTAL LIABILITIES                                         62,152.6        61,731.1       57,581.4

SHAREHOLDERS' EQUITY
    Preferred stock                                                  160.0           160.0          160.0
    Common equity                                                  4,637.6         4,567.8        4,417.8
                                                               -------------   -------------  -------------
        TOTAL SHAREHOLDERS' EQUITY                                 4,797.6         4,727.8        4,577.8


        TOTAL LIABILITIES AND                                  -------------   -------------  -------------
           SHAREHOLDERS' EQUITY                                  $66,950.2       $66,458.9      $62,159.2
                                                               =============   =============  =============

KEYCORP REPORTS SECOND QUARTER 1995 EARNINGS
JULY 20, 1995
PAGE 10

                                         CONSOLIDATED YEAR-TO-DATE AVERAGE BALANCE SHEETS
                                                           (in millions)

                                                                                                  SIX MONTHS ENDED
                                                                                            ---------------------------
ASSETS                                                                                         6-30-95        6-30-94
                                                                                            ------------   ------------
    Loans                                                                                     $47,600.6      $41,172.3
    Mortgage loans held for sale                                                                  218.6        1,001.9
    Investment securities                                                                      10,184.4        8,470.3
    Securities available for sale                                                               1,522.7        4,776.6
    Short-term investments                                                                        998.4          123.1
                                                                                            ------------   ------------
        Total earning assets                                                                   60,524.7       55,544.2
    Allowance for loan losses                                                                    (861.3)        (817.7)
    Other assets                                                                                7,042.5        6,345.7
                                                                                            ------------   ------------
        TOTAL ASSETS                                                                          $66,705.9      $61,072.2
                                                                                            ============   ============


LIABILITIES
    Deposits in domestic offices:
        Noninterest-bearing                                                                    $7,981.7       $7,929.6
        Interest-bearing                                                                       37,182.8       35,754.8
    Deposits in foreign offices-interest-bearing                                                2,918.6        2,836.7
                                                                                            ------------   ------------
        Total deposits                                                                         48,083.1       46,521.1
    Federal funds purchased and securities
       sold under repurchase agreements                                                         5,268.4        5,620.1
    Other short-term borrowings                                                                 3,493.7        1,398.9
    Other liabilities                                                                           1,353.2        1,112.8
    Long-term debt                                                                              3,744.6        1,889.2
                                                                                            ------------   ------------
        TOTAL LIABILITIES                                                                      61,943.0       56,542.1

SHAREHOLDERS' EQUITY
    Preferred stock                                                                               160.0          160.0
    Common equity                                                                               4,602.9        4,370.1
                                                                                            ------------   ------------
        TOTAL SHAREHOLDERS' EQUITY                                                              4,762.9        4,530.1


        TOTAL LIABILITIES AND                                                               ------------   ------------
           SHAREHOLDERS' EQUITY                                                               $66,705.9      $61,072.2
                                                                                            ============   ============